UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                          ----------------------

                               FORM 8-K

                             CURRENT REPORT

  Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

    	Date of Report (Date of Earliest Event Reported) April 21, 1999

                  	CENTRAL COAL & COKE CORPORATION

       	(Exact name of registrant as specified in its charter)

    Delaware                       0-1392                  44-0195290
-------------------------      -----------------------   ------------------
(State or other jurisdiction   (Commission File Number)	 (I.R.S. Employer
of incorporation or                                      Identification No.)
organization)

127 West 10th Street, Suite 666, Kansas City, Missouri          64105
------------------------------------------------------          ---------
(Address of Principal Executive Offices)                       	(Zip Code)

Registrant's telephone number, including area code          816/842-2430
                                                            -------------
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


Title of each class               Name of each Exchange on which Registered
-------------------               -----------------------------------------
None                              None


SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                   Common Stock ($1 Par Value)
                   ---------------------------
                        (Title of Class)

Items 1 through 4 Inclusive - NONE

Item 5 - OTHER EVENTS

      The annual meeting of Stockholders of the Registrant was held
April 21, 1999 pursuant to notice duly sent to the Stockholders as required by law. Management had solicited proxies pursuant to Regulation 14A of the Securities Exchange Act of 1934 to elect a slate of the incumbent Directors as follows:

                      Leonard Noah
                      Gary J. Pennington
                      Beekman Winthrop
                      Phelps M. Wood
                      Ernest N. Yarnevich, Jr.

      At the meeting Stockholders present in person and by proxy elected an alternative slate of Directors composed as follows:

                      Ray Infantino
                      Patrick J. Moran
                      Phelps C. Wood
                      Phelps M. Wood
                      James R. Ukropina

      The shares voted for the alternative slate of Directors totaled 171,270 shares, while votes cast in favor of the incumbent slate nominated by management were 155,792 shares for Messrs. Noah, Pennington and Yarnevich and 155,793 shares for Messrs. Wood and Winthrop. Cumulative voting is not permitted.

      At the meeting of the newly elected Board of Directors following the Stockholders meeting, the Bylaws of the Registrant were amended to increase the number of Directors to seven (7). By motion unanimously adopted, Bruce Franke and Beekman Winthrop were offered seats on the Board of Directors. Mr. Franke accepted and Mr. Winthrop expressed his desire to consider the matter and notify the Board of his acceptance or rejection of the offer by the end of May.

      Accordingly, the names and addresses of the new Board of Directors of the Registrant are as follows:

                      Mr. Ray Infantino
                      3422 Venture Dr.
                      Huntington Beach, CA 92649

                      Mr. Bruce Franke
                      P.O. Box 557
                      Willis, TX 77378

                      Mr. Patrick J. Moran
                      Four Houston Center Suite 517
                      Houston, TX 77010

                      Mr. Phelps C. Wood
                      1130 Stanyan Street
                      San Francisco, CA 94117

                      Mr. Phelps M. Wood
                      1433 St. Albans Road
                      San Marino, CA 91108

                      James R. Ukropina, Esq.
                      O'Melveny & Myers LLP
                      400 South Hope Street
                      Los Angeles, CA 90071-2899

An offer is outstanding to become a Director to:

                      Mr. Beekman Winthrop
                      3722 Benton Street, N.W.
                      Washington, D.C. 20007-1803

Items 6-9 Inclusive - NONE

                                       SIGNATURES
                                       ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                       CENTRAL COAL & COKE CORPORATION
                                       -------------------------------

Date: April 27,1999                   	By /s/  Phelps M. Wood
                                       -------------------------------
                                       Phelps M. Wood
                                       President


                               -3-